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                                                                    Exhibit 10.1
                                                                    ------------

               THE 1988 FILENE'S BASEMENT CORP. STOCK OPTION PLAN
                          (As Amended October 3, 1996)

1. PURPOSE
   -------

   The purpose of the 1988 Filene's Basement Corp. Stock Option Plan (the ("Plan") is to advance the interests of Filene's Basement Corp. (the "Company") by enhancing the ability of the Company (a) to attract and retain employees who are in a position to make significant contributions to the success of the Company; (b) to reward employees for such contributions; and (c) to encourage employees to take into account the long-term interests of the Company through ownership of shares of the Company's common stock (the "Stock").

   Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both.

2. ADMINISTRATION
   --------------

   The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options to such eligible employees as the Board may select; (b) to determine the time or times when options shall be granted and the number of shares of Stock subject to each option; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each option; (e) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8 the Board shall also have the authority, both generally and in particular instances, to waive compliance by an employee with any obligation to be performed by him under an option and to waive any condition or provision of an option, except that the Board may not, in the case of an incentive option, other than in accordance with Section 4(c), (i) increase the total number of shares covered by the option, (ii) extend the term of the option to more than ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in


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section 6(b) below), or (iii) unless the optionee consents, reduce the option exercise price per share or otherwise cause a modification, extension or renewal (within the meaning of section 424(h) of the Code) of the option.

   The Board may, in its discretion, delegate its powers with respect to the Plan to a committee (the "Committee"), in which event all references to the Board hereunder shall be deemed to refer to the Committee. The Committee shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. Following registration of the Stock under the Securities Exchange Act of 1934, the Committee shall consist of the minimum number of directors required under Rule 16b-3 under the Act, all of whom shall be "disinterested persons" within the meaning of that Rule.

3. EFFECTIVE DATE AND TERM OF PLAN
   -------------------------------

   The Plan shall become effective on the date on which the Plan is approved by the shareholders of the Company. Grants of options under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by such shareholders.

   No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.

4. SHARES SUBJECT TO THE PLAN
   --------------------------

   (a) NUMBER OF SHARES. Subject to adjustment as provided in section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 2,106,786. (1) If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

   (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

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(1) Reflects stock splits through April 1991.

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   (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

   The Board may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in Section 6(i)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option if it would constitute a modification, extension or renewal of the option within the meaning of section 424(h) of the Code.

5. ELIGIBILITY FOR OPTIONS
   -----------------------

   Employees eligible to receive options under the Plan shall be those employees of the Company and its subsidiaries who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or such subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

   Directors who are not employees shall not be eligible to participate in the Plan. Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. Receipt of options under the Plan or of awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude an employee from receiving options or additional options under the Plan.

6. TERMS AND CONDITIONS OF OPTIONS
   -------------------------------

   (a) SPECIAL RULE FOR INCENTIVE OPTIONS. Consistent with section 422 of the Code and any associated regulations, notices or other official pronouncements of general applicability, to the extent the aggregate fair market value (determined as of the time the option is granted) of the shares of Stock with respect to which incentive options are exercisable for the first time by the

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optionee during any calendar year (under all plans of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall not be treated as incentive options. Nothing in this special rule shall be construed as limiting the exercisability of any option, unless the Board expressly provides for such a limitation at time of grant.

   (b) EXERCISE PRICE. The exercise price of each option shall be determined by the Board but shall not be less, in the case of an incentive option, than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value per share of the Stock at the time the option is granted, nor less than 50% of such fair market value in the case of an option other than an incentive option; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value per share. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

   (c) DURATION OF OPTIONS. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (b) above) from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

   (d) Exercise of Options.
       -------------------

   (1) Unless the Board at the time of grant otherwise specifies in the case of a particular option or options, each option shall become exercisable in the following installments, which shall be cumulative:

       (a) Beginning with the second anniversary of the date of grant of the option, the option will be exercisable as to 25% of the shares.

       (b) Upon each of the third, fourth and fifth anniversaries of the date of grant, the option will be exercisable for an additional 25% of the shares.

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       In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

   (2) The award forms or other instruments evidencing incentive options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and the regulations thereunder, as from time to time in effect.

   (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Board and (b) payment in full for the number of shares for which the option is exercised.

   (4) In the case of an option that is not an incentive option, the Board shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the individual exercising the option agree
       (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

   (5) If an option is exercised by the executor or administrator of a deceased employee, or by the person or persons to whom the option has been transferred by the employee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

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   (e) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company or (ii) if so permitted by the Board (not later than the time of grant, in the case of an incentive option), (A) through the delivery of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by a combination of cash and Stock as provided in clauses (i) and (ii) (A) above or (C) by delivery of a promissory note of the option holder to the Company, such note to be payable, in the case of an incentive option, on such terms as are specified in the option (except that, in lieu of a stated rate of interest, an incentive option may provide that the rate of interest on the note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or by a combination of cash (or cash and Stock) and the option holder's promissory note; PROVIDED, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock.

   An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.

   The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting-transfer.

   (f) NONTRANSFERABILITY OF OPTIONS. No option may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an option may be exercised only by him.

   (g) DEATH. If an employee's employment with the Company and its subsidiaries terminates by reason of death, each option held by the employee immediately prior to death may be exercised,

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to the extent the option was exercisable immediately prior to death or, if greater, to the extent of one-half the shares for which the option was granted, by his executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the twenty-four month period beginning on the day of death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). Other than as provided above, upon the death of any person granted options under this Plan all options then held by such person shall terminate.

   (h) OTHER TERMINATION OF EMPLOYMENT. If an employee's employment with the Company and its subsidiaries terminates for any reason other than death, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of thirty days (subject to Section 6(c) and the last sentence of Section 6(g)) unless the employee was discharged for cause which in the opinion of the Board casts such discredit on him as to justify termination of his options. After completion of that thirty-day period such options shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

   (i) MERGERS, ETC. OTHER CHANGES IN CONTROL. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that each option then outstanding, to the extent not already exercisable, shall become exercisable in full 20 days prior to the effective date of any such merger, consolidation or sale of assets; and provided further, that if there is a surviving or acquiring corporation, the Board shall use its best efforts to arrange, subject to consummation of the merger, consolidation or sale of assets, to have the surviving or acquiring corporation or an affiliate thereof grant to employees replacement options which in the case of incentive options satisfy, in the determination of the Board, the requirements of section 424(a) of the Code. In the event of

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any other event which constitutes a change in control (as defined in Exhibit A)
of the Company, all outstanding options then held by an individual who has held such options (or any other options under this Plan or any other stock option plan of the Company) for at least one year shall become exercisable in full.

   The Board may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or one of its subsidiaries of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

   (j) RESTRICTIONS ON STOCK. The Board may provide that shares of Stock purchased through the exercise of options under the Plan be subject to such restrictions on resale, including restrictions requiring resale to the Company at or below fair market value, or such other restrictions, as the Board in its sole discretion shall determine, and shall take such steps as it deems necessary or appropriate to carry out the purposes of any such restriction.

7. PAYMENT RIGHTS
   --------------

   Neither the adoption of the Plan nor the grant of options shall confer upon any employee any right to continued employment with the company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate the employment of an employee at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

8. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION
   ---------------------------------------------------------------

   Neither adoption of the Plan nor the grant of options to an employee shall affect the Company's right to grant to such employee options that are not subject to the Plan, to issue to such employees Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

   The Board may at any time discontinue granting options under the plan. With the consent of the employee, the Board may at any

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time cancel an existing option in whole or in part and grant the employee another option for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding option for the purpose of satisfying the requirement of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or day at any time terminate the Plan as to any further grants of options, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) change the group of employees eligible to receive options under the Plan, (c) reduce the price at which incentive options may be granted (d) extend the time within which options may be granted, (e) alter the Plan in such a way that incentive options already granted hereunder would not be considered incentive stock options under section 422 of the Code, or (f) amend the provisions of this Section 8, and no such amendment shall adversely affect the rights of any employee (without his consent) under any option previously granted.

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                                    EXHIBIT A
                                    ---------

                         Definition of Change in Control
                         -------------------------------

     "Change in Control" shall mean the occurrence of any one of the following events:

       (a) any 'person' as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the 'beneficial owner' (as defined in Section 13(d) of the 1934 Act), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

       (b) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no 'person' (with the exception given and the method of determining 'beneficial ownership' used in clause (a) of this definition) acquires more than 50% of the combined voting power of the Company's then outstanding securities;

       (c) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this definition) whose election

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   by the Company's stockholders was approved by a vote of at least two-thirds
   (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

       (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

In no event shall a Change in Control be deemed to have occurred if prior thereto the Board by unanimous vote of its members present and voting, including at least two (2) such members who are employees of the Company (whose assent shall not be unreasonably withheld), so determine; PROVIDED, that no such determination shall be effective after an initial public offering of the Company's Stock. No Change in Control shall be deemed to have occurred solely by reason of an initial public offering of the Company's Stock.

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                             FILENE'S BASEMENT CORP.

                    AMENDMENT TO 1988 FILENE'S BASEMENT CORP.
                                STOCK OPITON PLAN


     Pursuant to a vote of the Board of Directors of Filene's Basement Corp. (the "Company") on October 3, 1996, the 1988 Filene's Basement Corp. Stock Option Plan (the "Plan") has been amended as follows:

1. Paragraph 2 of Section 2 of the Plan is amended and restated in its entirety to read as follows:

     "The Board may, in its discretion, delegate its powers with respect to the Plan to a Committee (the "Committee"), in which event all references to the Board hereunder shall be deemed to refer to the Committee. The Committee shall be composed solely of at least two individuals who are Non-Employee Directors, as such term is defined in Rule 16b-3, and Outside Directors, as such term is defined in the Internal Revenue Code of 1986, as amended. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members."